SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




     Date of report (Date of earliest event reported): June 1, 1998

                       CAVANAUGHS HOSPITALITY CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   WASHINGTON
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                 (State or Other Jurisdiction of Incorporation)

            001-13957                                        91-1032187
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     (Commission File Number)                            (I.R.S. Employer
                                                        Identification No.)

                       201 W. North River Drive, Suite 100
                            Spokane, Washington 99201
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (509) 459-6100
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 2.  Acquisition or Disposition of Assets
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     On June 1, 1998, Cavanaughs Hospitality Limited Partnership, which
     Cavanaughs Hospitality Corporation is the majority owner and sole General Partner, acquired through a management and purchase agreement the Olympus Hotel and Conference Center, 161 West 600 South, Salt Lake City, Utah and associated Restaurants, Facilities, and adjacent rental building from Stellar Lone Star, LLC, a Washington Limited Liability Company.

     The acquisition is in accordance with the Purchase and Sale Agreement dated April 28, 1998 and the First Amendment to Purchase and Sale Agreement and Hotel Management Agreement effective June 1, 1998. The acquisition shall be through management for a period from June 1, 1998 to July 1, 1998 for a sum of $80,313 and a final closing on the purchase of the assets on July 1, 1998 for a total price of $31,600,000.

     The purchase price shall be paid all cash at closing. The source of funds for the acquisition will be retained earnings of the Company and funds drawn from the Company's Revolving Credit Facility. The purchase price was determined through arm s length negotiations with the Seller, an unrelated third party.

     ITEM 7.  Financial Statements, Pro Forma Financial Information and
              Exhibits
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     (a) Financial Statements of the property acquired.

     The financial statements required to be included in this Form 8-K will be filed by amendment to this Form 8-K not later than 60 days after the filing of this report.

     (b) Pro forma financial information

     The pro forma financial information to be included in this report on Form 8-K will be filed by amendment to this Form 8-K not later than 60 days after the filing of this report.

     (c) Exhibits

     Exhibit #10.15Purchase and Sale Agreement dated April 28, 1998 by and among Cavanaughs Hospitality Limited Partnership and Stellar Lone Star, LLC

     Exhibit #10.16First Amendment to Purchase and Sale Agreement dated June 1, 1998 by and among Cavanaughs Hospitality Limited Partnership and Stellar Lone Star, LLC

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


     Dated:  June 12, 1998              CAVANAUGHS HOSPITALITY CORPORATION
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                                        By  /s/ Art Coffey
                                            ------------------------------
                                            Executive Vice President/Chief
                                            Financial Officer
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